Exhibit 99. 1

Exhibit 99.1

Comp Sales

Company

0.2%

2002 Q1

-4.3%

2002 Q2

1.4%

2002 Q3

0.5%

2002 Q4

6.4%

2003 Q1

11.9%

2003 Q2

3.2%

2003 Q3

*8.75%

2003 Q4

* 8.75% denotes mid-point of expected range of 8.5%-9.0% as pre-announced on 2/17/2004